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                                                                    EXHIBIT 10.2

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference of our report dated February 8, 2001 (relating to the consolidated financial statements of DaimlerChrysler Corporation not presented separately herein), included as Exhibit 10.3 of this Amended Annual Report on Form 20-F of DaimlerChrysler AG for the year ended December 31, 2001, in the following Registration Statements:

                  REGISTRATION
FORM              STATEMENT NO.             ISSUER

F-3               333-13160                 DaimlerChrysler North America
                                            Holding Corporation

S-8               333-5074                  DaimlerChrysler AG

S-8               333-7082                  DaimlerChrysler AG

S-8               333-8998                  DaimlerChrysler AG

S-8               333-86934                 DaimlerChrysler AG

S-8               333-86936                 DaimlerChrysler AG



Deloitte & Touche LLP

Detroit, Michigan
June 27, 2002